                         Exhibit 99.1

Electro Rent Corporation                FOR IMMEDIATE RELEASE

Investor Contact:                       Company Contact:
 Neil Berkman                            Daniel Greenberg
 Berkman Associates                      Chairman & CEO
 (310) 277-5162                          Electro Rent Corporation
 info@BerkmanAssociates.com              (818) 786-2525

   ELECTRO RENT CORPORATION ENTERS BUSINESS CONTINUITY MARKET

         Acquires QuickShip Disaster Recovery From CIT

     VAN NUYS, CALIFORNIA, March 10, 2004 - Electro Rent
Corporation (NASDAQ:ELRC) today announced its entry into the business continuity/disaster recovery market with its acquisition from a unit of CIT (NYSE:CIT) of the contracts that comprise the unit's quick-ship services business.  Terms of the transaction were not disclosed.
     "QuickShip Disaster Recovery provides organizations that
depend on computers with immediate delivery of replacement
equipment in the event of a disaster.  Our acquisition of this business gives Electro Rent a toe-hold in this market, which we see as a natural way for us to leverage the distribution and logistical capabilities we have developed over thirty years in the computer rental and leasing business throughout the United
States and Canada," said Chief Executive Officer Daniel
Greenberg.
     "With attention increasingly focused on security, we expect the market for business continuity services to grow.  While this transaction will not have a material impact on our financial results this year, our entry into the market is a positive,
energetic step that will allow us to explore an attractive growth opportunity in the data processing portion of our business that has the potential to complement the improving conditions we see in our test and measurement business," Greenberg added.

About Electro Rent
     Electro Rent Corporation (www.ElectroRent.com) is one of the
largest nationwide organizations devoted to the short-term rental and leasing of personal computers, servers and general purpose electronic test equipment.

About CIT
     CIT Group Inc. (NYSE:CIT), a leading commercial and consumer finance company, provides clients with financing and leasing products and advisory services.  Founded in 1908, CIT has nearly
$50 billion in assets under management and possesses the

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ELECTRO RENT CORPORATION ENTERS BUSINESS CONTINUITY MARKET
March 10, 2004
Page Two

financial resources, industry expertise and product knowledge to serve the needs of clients across approximately 30 industries.
CIT, a Fortune 500 company, holds leading positions in vendor financing, U.S. factoring, equipment and transportation
financing, Small Business Administration loans, and asset-based and credit-secured lending.  CIT, with its principal offices in
Livingston, New Jersey and New York City, has approximately 6,000 employees in locations throughout North America, Europe, Latin and South America, and the Pacific Rim.  For more information, visit www.cit.com.

"Safe Harbor" Statement:
     Except for the historical statements and discussions above, our statements above constitute forward-looking statements within the meaning of section 21E of the Securities Exchange Act of
1934. These forward-looking statements reflect our management's currentviews with respect to future events and financial
performance; however, you should not put undue reliance on these statements. When used, the words "anticipates," "believes,"
"expects," "intends," "future," and other similar expressions identify forward-looking statements.  These forward-looking
statements are subject to certain risks and uncertainties.  We believe our management's assumptions are reasonable, nonetheless, it is likely that at least some of these assumptions will not come true. Accordingly, our actual results will probably differ from the outcomes contained in any forward-looking statement, and those differences could be material.  Factors that could cause or contribute to these differences include, among others, those risks and uncertainties discussed in our periodic reports on Form
10-K and 10-Q and our other filings with the Securities and
Exchange Commission.  Should one or more of the risks discussed, or any other risks, materialize, or should one or more of our underlying assumptions prove incorrect, our actual results may vary materially from those anticipated, estimated, expected or projected.  In light of the risks and uncertainties, there can be no assurance that any forward-looking statement will in fact prove to be correct.  We undertake no obligation to update or revise any forward-looking statements.

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